CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2023
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
CONTINGENT LIABILITIES	CONTINGENT LIABILITIES
The Group has assessed certain legal and other matters to be not probable based upon current facts and circumstances, including any potential impact the DOJ resolution could have on these matters. Where liabilities related to these matters are determined to be possible, they represent contingent liabilities. Except for those matters discussed in Note 21 under “Multi-district antitrust class and state claims” and “False Claims Act allegations,” for which liabilities or provisions have been recognized, Note 21 sets out the details for legal and other disputes which the Group has assessed as contingent liabilities. Where the Group believes that it is possible to reasonably estimate a range for the contingent liability this has been disclosed. Refer to Note 7 for discussion on tax-related contingent liabilities.